UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2026

CrowdStrike Holdings, Inc.
(Exact name of registrant as specified in its charter)
______________________________________________________________________________________________________

Delaware	001-38933	45-3788918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
206 E. 9th Street
Suite 1400
Austin, Texas 78701
(Address of principal executive office, including zip code)
Registrant’s telephone number, including area code: (888) 512-8906
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0005 par value	CRWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2026, the Board of Directors (the “Board”) of CrowdStrike Holdings, Inc. (the “Company” or “CrowdStrike”), upon the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), approved a performance-and service-based equity award under the Company’s 2019 Equity Incentive Plan (the “Plan”) to Michael Sentonas, the Company’s President, consisting of performance stock units (“PSUs”) with a target of 100,000 PSUs, that can result in as few as zero shares of the Company’s Class A common stock (“Common Stock”) being issued if the Company’s stock price performance is below the 25th percentile of the companies in the S&P 500 over a three-year period, and up to 200,000 shares if the Company’s stock price performance meets or exceeds the 90th percentile of the companies in the S&P 500 (the “Award”).

Certain strategic considerations that informed the Board’s decision to grant this Award are described in Item 7.01 below.

Award Structure and Performance Metrics

The Award is composed of PSUs that may be earned based on the Company’s total stockholder return (“TSR”) relative to the TSR of the companies comprising the S&P 500 Index over a three-year performance period beginning on December 22, 2025 and ending on December 22, 2028 (the “Performance Period”). The award is structured with a target of 100,000 PSUs, with the actual number of PSUs which may be earned ranging from 50% (assuming threshold achievement) to 200% of the target number of PSUs subject to the award, based on the Company’s TSR percentile ranking during the Performance Period, with linear interpolation between performance levels, as set forth in the award agreement. If performance is achieved below the threshold level, 0% of the PSUs will be earned. The table below summarizes these performance goals and related payout levels:

Performance Level	Relative TSR Percentile Ranking	Payout (% of Target PSUs)
Maximum	90th percentile or above	200%
Above Target	75th percentile	150%
Target	55th percentile	100%
Threshold	25th percentile	50%
Below Threshold	Below 25th percentile	0%

Following the end of the Performance Period, the Compensation Committee will determine the extent to which the applicable performance goals have been achieved and will determine the number of PSUs, if any, that have been earned (the “Earned PSUs”). In addition, the Earned PSUs will be subject to an additional one-year service-based vesting requirement such that 25% of the Earned PSUs will vest on each of March 20, 2029, June 20, 2029, September 20, 2029 and December 20, 2029 (the “Final Vesting Date”), in each case, subject to Mr. Sentonas’s continued service with the Company (any Earned PSUs that satisfy the service-based vesting requirement, the “Vested PSUs”). Except as described below, any PSUs that are not earned or do not become Vested PSUs will be forfeited without consideration.

Additional Terms and Conditions

In the event of a “change in control” (as defined in the Plan) that occurs prior to the end of the Performance Period, the Company’s TSR performance and applicable percentile ranking will be determined as of the date of such change in control. For this purpose, the Company’s TSR will be measured based on the price per share of the Company’s common stock (plus the value of any other consideration received by the Company’s stockholders) in the transaction, and the TSR of the applicable peer companies will be measured using the 45-trading-day period ending on and including the public announcement date of the change in control. The Compensation Committee will certify the resulting performance level and the number of PSUs earned, if any, in connection with the transaction.

Upon consummation of the change in control, any Earned PSUs will be converted into the same form of consideration, and on the same economic terms, as are applicable to holders of the Company’s common stock in the transaction, including cash, stock, equity-based awards, or a combination thereof; provided that such converted award will be subject to vesting based on Mr. Sentonas’s continued service through the Final Vesting Date (subject to the acceleration provisions described in the next paragraph).

If Mr. Sentonas’s employment is terminated by the Company without cause or by Mr. Sentonas for good reason within three months prior to or 24 months following a change in control, any converted awards will vest in full as of the date of such termination. In addition, if the surviving company does not assume, continue or substitute the converted awards in connection with the change in control, such awards will vest in full upon consummation of the transaction.

If Mr. Sentonas’s employment is terminated by the Company without cause or by Mr. Sentonas for good reason prior to the end of the Performance Period and more than three months prior to or more than 24 months following a change in control, the Company’s TSR performance will be measured as of Mr. Sentonas’s termination date using the same methodology applicable at the end of the Performance Period. The number of PSUs earned will be determined based on actual performance through such date and such Earned PSUs will be prorated based on a fraction, the numerator of which is the number of days elapsed from the start of the Performance Period through the termination date, and the denominator of which is the total number of days from the start of the Performance Period (i.e., December 22, 2025) to the Final Vesting Date. Any Vested PSUs following such performance measurement and time-based proration will vest as of the termination date. Any remaining unvested PSUs will be forfeited without consideration.

If Mr. Sentonas’s employment terminates for any other reason prior to the end of the Performance Period, any unvested portion of the PSUs subject to the Award will be forfeited without consideration.

If Mr. Sentonas’s employment is terminated by the Company without cause or by Mr. Sentonas for good reason following the end of the Performance Period and more than three months prior to or more than 24 months following a change in control, the Company’s TSR performance will be measured based on the actual performance achieved at the end of the Performance Period, and a number of Earned PSUs will be accelerated as of the termination date such that the total number of Vested PSUs as of the termination date will equal the product of (i) the number of Earned PSUs, multiplied by (ii) a fraction, the numerator of which is the number of days elapsed from the start of the Performance Period through the termination date, and the denominator of which is the total number of days from the start of the Performance Period (i.e., December 22, 2025) to the Final Vesting Date. Any Vested PSUs following such performance measurement and time-based proration will vest as of the termination date. Any remaining unvested PSUs will be forfeited without consideration.

If Mr. Sentonas’s employment terminates for any other reason following the end of the Performance Period but prior to the Final Vesting Date, any unvested portion of the PSUs subject to the Award will be forfeited without consideration.

The foregoing summary of the Award does not purport to be complete and is qualified in its entirety by reference to the full terms and conditions of the award agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The disclosure under Item 5.02 is incorporated herein by reference.

Leading CrowdStrike Through the Next Stage of Growth

The Board approved the Award to incentivize achievement of CrowdStrike’s long-term growth strategy by (i) aligning Mr. Sentonas’s interests with those of the Company’s stockholders through performance-based compensation tied directly to meaningful stock price outperformance, and (ii) providing a compelling incentive for Mr. Sentonas to continue to lead CrowdStrike as it executes on its ambition to achieve $20 billion in ending annual recurring revenue (“ARR”).

Working alongside CrowdStrike’s CEO and Founder George Kurtz, Mr. Sentonas has been a principal architect of CrowdStrike’s strategic and financial trajectory over the past three years — driving the platform and technology strategy, go-to-market execution, and corporate development activity that have contributed directly to the Company’s growth from $3.06 billion in total revenue in fiscal year 2024 to $4.81 billion in fiscal year 2026, and from $3.44 billion in ending ARR in fiscal year 2024 to $5.25 billion in ending ARR in fiscal year 2026. Non-GAAP income from operations has expanded and, free cash flow has increased over the same period, marking a new phase in the Company’s financial maturity. Over the three-year period coinciding with Mr. Sentonas’s expanded leadership role, CrowdStrike’s stock has delivered a 300% return, ranking in the 95th percentile of S&P 500 constituents — reflecting the direct connection between the Company’s operational execution and stockholder value creation.

Mr. Sentonas has driven CrowdStrike’s expansion into three of the highest-growth markets in cybersecurity. Falcon Cloud Security has delivered double-digit ending ARR annual growth from February 1, 2023 to January 31, 2026. Falcon Next-Gen Identity has become one of the top solutions driving multi-module expansion, and Falcon Next-Gen SIEM has emerged as one of the fastest-growing ARR contributors in the portfolio. Together, these three markets represent a substantial expansion of CrowdStrike’s addressable revenue opportunity.

On the corporate development front, Mr. Sentonas has executed a disciplined, platform-first M&A strategy that has systematically expanded CrowdStrike’s TAM and strengthened its competitive differentiation. CrowdStrike’s most recent acquisitions of Pangea, Onum, SGNL, and Seraphic Security collectively extend the Falcon platform into AI application security, network data intelligence, dynamic identity and access control, and browser security, each addressing a distinct and growing market opportunity.

We believe CrowdStrike is well positioned for its next phase of growth, as we aim to drive ARR growth, scale the Company, expand profitability, and continue to deliver a platform spanning endpoint, cloud, identity, security operations, browser, AI application security, and more. Mr. Sentonas has been instrumental in building that position, and his continued leadership is central to the Company’s ability to deliver value for customers, investors, partners and employees.

Incentive Opportunities Aligned with Stockholders

The Award is designed to be performance- and service-based and at risk, with the number of PSUs earned directly tied to the Company’s TSR relative to the TSR of the companies comprising the S&P 500 Index over a three-year period as well as an additional one-year service period. This structure creates strong retention incentives and ensures that Mr. Sentonas’s compensation is directly aligned with the returns experienced by the Company’s stockholders relative to broader market performance, and that Mr. Sentonas will earn above-target compensation only if CrowdStrike delivers TSR performance that outperforms the majority of S&P 500 companies, while receiving no award if performance falls below the 25th percentile threshold.

This relative performance structure rewards the Company’s distinctive value creation and competitive execution rather than stock price appreciation that may stem from general market conditions. This approach rewards superior returns to stockholders regardless of overall market direction and aligns executive compensation with the stockholder experience. The three-year performance period reinforces a focus on sustained outperformance rather than short-term stock price fluctuations.

Unlike pure time-based equity compensation, this Award provides no guaranteed value and can result in zero compensation if minimum performance thresholds are not achieved. This ensures that Mr. Sentonas’s interests remain directly tied to delivering superior returns to stockholders relative to alternative investment opportunities in the broader market.

The Board believes this performance-based structure is particularly appropriate given the dynamic nature of the cybersecurity market. As CrowdStrike continues to execute on its strategic vision, this Award will ensure that Mr. Sentonas’s compensation remains directly aligned with the Company’s success in translating market leadership into superior stockholder returns.

The information disclosed under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements regarding the potential benefits of granting the Award to Mr. Sentonas, including ensuring strong retention incentives and maintaining alignment with stockholder interests, and expectations regarding Company performance targets, financial performance, market opportunities, competitive advantages and stockholder returns. A number of factors could cause outcomes to differ materially from our statements, including the risks and uncertainties included in our filings with the Securities and Exchange Commission, particularly under the caption “Risk Factors” in our most recently filed Annual Report on Form 10-K. Accordingly, you should not place undue reliance on these forward-looking statements. All forward-looking statements are based on information currently available to us, and we do not assume any obligation to update any statement to reflect changes in circumstances or our expectations.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Performance Unit Agreement with Michael Sentonas, dated April 16, 2026, under the CrowdStrike Holdings, Inc. 2019 Equity Incentive Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdStrike Holdings, Inc.

Date: April 20, 2026	/s/ Burt W. Podbere
Burt W. Podbere
Chief Financial Officer